Exhibit 10.1
AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 23, 2021, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), CENTURY ALUMINUM COMPANY, a Delaware corporation ("Century"), CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.), a Delaware corporation ("Century South Carolina"), CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP, a Kentucky general partnership ("Century of Kentucky GP"), NSA GENERAL PARTNERSHIP, a Kentucky general partnership ("NSA"), and CENTURY ALUMINUM SEBREE LLC, a Delaware limited liability company ("Century Sebree"; and together with Century, Century South Carolina, Century of Kentucky GP and NSA, each a "Borrower" and collectively the "Borrowers").
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of May 16, 2018 (as amended, modified or supplemented from time to time, the "Loan Agreement"); and
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement to exercise a portion of the Uncommitted Facility Increase in accordance with Section 1.3 of the Loan Agreement in the amount of $45,000,000 such that, after giving effect thereto, the Revolving Credit Maximum Amount and related aggregate Revolving Loan Commitments shall be increased from $175,000,000 to $220,000,000, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.
2.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)Appendix A of the Loan Agreement is hereby amended to insert the following new defined term in its appropriate alphabetical order:
Third Amendment Effective Date – December 23, 2021.
(b)The defined terms "Revolving Credit Maximum Amount" and "Revolving Loan Commitment" set forth in Appendix A of the Loan Agreement are each hereby amended and restated in its entirety as follows:
Revolving Credit Maximum Amount – $220,000,000 as of the Third Amendment Effective Date, as such amount may be increased or reduced from time to time pursuant to the terms of the Agreement.
Revolving Loan Commitment – with respect to any Lender, the amount of such Lender's Revolving Loan Commitment pursuant to subsection 1.1.1 of the Agreement, as set forth on Schedule C-1 (as of the Third Amendment

Effective Date) or any Assignment and Acceptance Agreement executed by such Lender.
(c)A new Schedule C-1 (Revolving Loan Commitments) to the Loan Agreement is hereby added in the form attached hereto as Schedule C-1.
3.Ratification; Other Agreements;.
(a)This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.
(b)Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.
(d)This Amendment constitutes an exercise of the Uncommitted Facility Increase option in accordance with Section 1.3 of the Loan Agreement. After giving effect to this Amendment, each Borrower hereby acknowledges and agrees that a portion of the Uncommitted Facility Increase under Section 1.3 of the Loan Agreement in the amount of $45,000,000 shall be fully-utilized and Borrowers shall have no further right to request additional increases in the Revolving Credit Maximum Amount and the aggregate Revolving Loan Commitments under Section 1.3 of the Loan Agreement with respect to the portion of the Uncommitted Facility Increase exercised under this Amendment. Agent hereby acknowledges and agrees that notice of the Uncommitted Facility Increase contemplated by this Amendment was given by Borrower Representative in accordance with Section 1.3.1 of the Loan Agreement.
4.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:
(a)Agent shall have received a copy of this Amendment executed by each Borrower, Agent, Issuing Lender, Majority Lenders and each Lender participating in the increase to the Uncommitted Facility Increase contemplated by this Amendment, together with the consent and reaffirmation attached hereto executed by each Guarantor and each other document and deliverable set forth on the Closing Checklist attached hereto as Exhibit A;
(b)no Default or Event of Default shall exist on the date hereof or as of the date of the effectiveness of this Amendment; and
(c)Borrowers shall have paid all fees (including the Amendment Fee (as defined below)), costs and expenses due and payable as of the date hereof under the Loan Agreement and the other Loan Documents (including, without limitation, the Fee Letter).

5.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a)the representations and warranties set forth in each of the Loan Documents are true and correct in all respects on and as of the Closing Date and on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all respects, as of such earlier date);
(b)no Default or Event of Default exists; and
(c)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other relevant action on the part of such Borrower.
6.Miscellaneous.
(a)Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent (including legal fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6(a) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.
(c)Disclaimer. Without prejudice to any other provision of this Agreement, each Party acknowledges and agrees for the benefit of each of the other Parties: (a) the LIBOR Rate (i) may be subject to methodological or other changes which could affect its value and/or (ii) may be permanently discontinued; and (b) the occurrence of any of the aforementioned events and may have adverse consequences which may materially impact the economics of the financing transactions contemplated under this Agreement.
(d)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Any signature to this agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
(e)Amendment Fee. As consideration for the agreements contemplated by this Amendment, Borrowers hereby agree to pay to Agent an amendment fee (the "Amendment Fee") equal to fifteen (15) basis points of the aggregate increase to the Revolving Loan Commitments contemplated by this Amendment (i.e. an amount equal to $67,500), for the ratable benefit of each Lender increasing its Revolving Loan Commitment pursuant to this Amendment, which Amendment Fee shall be fully-earned and non-refundable when paid.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: CENTURY ALUMINUM COMPANY By: /s/ John DeZee Name: John DeZee Title: Executive Vice President, General Counsel and Secretary

CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.) By: /s/ John DeZee Name: John DeZee Title: President

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP By: METALSCO LLC, its Managing Partner By: /s/ John DeZee Name: John DeZee Title: President

NSA GENERAL PARTNERSHIP By: CENTURY KENTUCKY, INC., its Managing Partner By: /s/ John DeZee Name: John DeZee Title: President

Signature Page to Amendment No. 3 to Second Amended and Restated Loan and Security Agreement

CENTURY ALUMINUM SEBREE LLC By: /s/ John DeZee Name: John DeZee Title: President

Signature Page to Amendment No. 3 to Second Amended and Restated Loan and Security Agreement

AGENT AND LENDERS: WELLS FARGO CAPITAL FINANCE, LLC, as Agent, as Issuing Lender and as a Lender By: /s/ Brandi Petrucci Name: Brandi Petrucci Title: Authorized Signatory, Director

Signature Page to Amendment No. 3 to Second Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory By: /s/ Cassandra Droogan Name: Cassandra Droogan Title: Authorized Signatory

Signature Page to Amendment No. 3 to Second Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Andrew J. Heinz

    Name: Andrew J. Heinz
    Title: Senior Vice President
Signature Page to Amendment No. 3 to Second Amended and Restated Loan and Security Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (collectively, the "Guarantors") hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 3 to Second Amended and Restated Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof; (iii) acknowledges and agrees to the terms of the Amendment as if it were a signatory thereto; and (iv) except as specifically provided therein, affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the obligations of each Borrower to Agent and Lenders pursuant to the terms of the Guaranty Agreements executed in favor of Agent and Lenders, and reaffirms that each Guaranty Agreement is and shall continue to remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.
[signature page follows]

METALSCO, LLC, a Georgia limited liability company By: /s/ John DeZee Name: John DeZee Title: President
SKYLINER, LLC, a Delaware limited liability company By: /s/ John DeZee Name: John DeZee Title: President
CENTURY KENTUCKY, INC., a Delaware corporation By: /s/ John DeZee Name: John DeZee Title: President
CENTURY MARKETER LLC, a Delaware limited liability company By: /s/ John DeZee Name: John DeZee Title: President
Signature Page to Consent and Reaffirmation

Schedule C-1

Revolving Loan Commitments

Lender	Revolving Loan Commitment	Revolving Loan Percentage
Wells Fargo Capital Finance, LLC	$120,000,000.00	54.6%
Bank of America, N.A.	$40,000,000.00	18.2%
Credit Suisse AG, Cayman Islands Branch	$35,000,000.00	15.9%
BNP Paribas	$25,000,000.00	11.3%
Total	$220,000,000.00	100.0%

EXHIBIT A

Closing Checklist

(attached)